UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2003

                             Oneida Financial Corp.
                             ----------------------
             (Exact name of registrant as specified in its charter)

            Federal                     000-25101                16-1561678
            -------                     ---------                ----------
(State or other jurisdiction        (SEC File Number)        (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
                  --------------------------------------------
                    (Address of principal executive offices)
                    ----------------------------------------

       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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                           CURRENT REPORT ON FORM 8-K

Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events
                  ------------

                  Not applicable.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not Applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

(a)      No financial statements of businesses acquired are required.

(b)      No pro forma financial information is required.

(c) Attached as an exhibit is Oneida Financial Corp.'s (the "Company") news release announcing its June 30, 2003 earnings.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure - Information provided pursuant
                  ------------------------
                  to Item 12

                  The Company announced its June 30. 2003 financial results by release. The press release is included as an exhibit.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Oneida Financial Corp.


DATE:  July 16, 2003              By:      /s/ Michael R. Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1 News release dated July 16, 2003 announcing June 30, 2003 earnings.